UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2021

ALUSSA ENERGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39145	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 500, 71 Fort Street

Grand Cayman KY1-1106

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 345 949 4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ALUS.U	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001 per share	ALUS	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ALUS.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION

FREYR Battery, a company organized under the laws of Luxembourg (“Pubco”), filed on March 26, 2021 with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 which was amended on May 7, May 27 and June 9 2021 (as amended, the “Registration Statement”), which includes a preliminary proxy statement of Alussa Energy Acquisition Corp., a Cayman Island exempted company (“Alussa”), and a prospectus in connection with the proposed business combination transaction (the “Business Combination”) involving Alussa, Pubco and FREYR A/S, a company organized under the laws of Norway (“FREYR”). After the Registration Statement is declared effective, the definitive proxy statement and other relevant documents will be mailed to shareholders of Alussa as of April 30, 2021. Shareholders of Alussa and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Alussa’s solicitation of proxies for the special meetings to be held to approve the Business Combination because these documents will contain important information about Alussa, FREYR, Pubco and the Business Combination. Alussa shareholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Alussa by contacting its Chief Executive Officer, Daniel Barcelo, c/o Alussa Energy Acquisition Corp. PO Box 500, 71 Fort Street, Grand Cayman KY1-1106, Cayman Islands, at +1(345) 949 4900.

Participants in the Solicitation

Alussa, Pubco and FREYR and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of Alussa in favor of the approval of the Business Combination. Shareholders of Alussa and other interested persons may obtain more information regarding the names and interests in the proposed transaction of Alussa’s directors and officers in Alussa’s filings with the SEC, including Alussa’s annual report on form 10-K for the year-ended December 31, 2020, which was filed with the SEC on March 1, 2021 and amended on May 6, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Additional information regarding the interests of such potential participants will also be included in the Registration Statement and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto do not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

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Forward-Looking Statements

Certain statements made herein contain, and certain oral statements made by representatives of Alussa, Pubco and FREYR and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Alussa’s, Pubco’s and FREYR’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to, the production of clean and cost-effective batteries, the plan to deliver 43 GWh of next-generation battery cell manufacturing capacity, the listing of Pubco’s common stock and warrants on the New York Stock Exchange and the closing of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Alussa, Pubco or FREYR and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to consummate the transaction due to failure to obtain approval of the shareholders of Alussa Energy; the inability to obtain the listing of Pubco’s common stock and warrants on the New York Stock Exchange following the transaction; the failure of capital to be delivered in the business combination; the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; the inability to recognize anticipated benefits of the proposed business combination; the possibility that Alussa, Pubco or FREYR may be adversely affected by other economic, business, and/or competitive conditions that might lead to, among other things, a failure to develop clean and cost-effective batteries, deliver on the targeted battery cell manufacturing capacity, leverage Norway’s perceived advantages in battery production and build collaborations with customers and suppliers in the transportation and energy markets; and other risks and uncertainties identified in the registration/proxy statement relating to the transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Alussa, Pubco and FREYR. Alussa, Pubco and FREYR caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Alussa, Pubco or FREYR undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Item 7.01	Regulation FD Disclosure.

On June 9, 2021, Alussa and Daniel Barcelo, Alussa’s CEO, reposted a statement by Tom Einar Jensen, FREYR’s CEO, on their social media platforms on Twitter and LinkedIn regarding the U.S. Department of Energy’s announcement of new immediate policy actions to scale up domestic manufacturing supply chain for advanced battery materials and technologies. A copy of the communications is attached hereto as Exhibit 99.1.

The communications are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Social Media Posts, dated June 9, 2021

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALUSSA ENERGY ACQUISITION CORP.

	By:	/s/ Daniel Barcelo
		Name:	Daniel Barcelo
		Title:	Chief Executive Officer and President

Dated: June 9, 2021

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